Exhibit 99.1

Press Release	For Immediate Release

Contact:
Investor Relations	Steve Schick (Media)
Redback Networks	Redback Networks
408-750-5130	408-750-5096
investor_relations@redback.com	schick@redback.com

REDBACK NETWORKS ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2004 OPERATING RESULTS

SAN JOSE, Calif., January 26, 2005 — Redback Networks Inc. (NASDAQ: RBAK), a leading provider of broadband networking systems, today announced its fourth quarter and fiscal year 2004 results for the period ended December 31, 2004. Net revenue for the fourth quarter of 2004 was $32.1 million, up from $21.0 million in net revenue for the third quarter of 2004, an increase of 53 percent. Net revenue was up $3.7 million, or 13 percent, over the fourth quarter of 2003. Net revenue for the 2004 fiscal year was $115.6 million, compared with $107.5 million in fiscal year 2003.

“We are pleased with the strength of our Q4 results and especially the momentum of our next-generation SmartEdge platform for integrated video, voice and data broadband networks,” said Kevin DeNuccio, president and chief executive officer, Redback Networks. “Year over year, sales for SmartEdge were up 228 percent indicating the traction and momentum we have achieved.”

GAAP net loss for the fourth quarter of 2004 was $12.0 million or $0.23 per share attributable to common stockholders based on weighted average shares outstanding of 53.0 million, compared to a GAAP net loss of $24.9 million or $0.14 per share attributable to common stockholders based on weighted average shares outstanding of 183.0 million in the fourth quarter of 2003. Non-GAAP net loss for the fourth quarter of 2004 was $4.2 million or $0.08 per share based on weighted average shares outstanding of 53.0 million, compared to a non-GAAP net loss of $24.2 million or $0.13 per share for the fourth quarter of 2003 based on weighted average shares outstanding of 183.0 million. Excluded from the non-GAAP results for the fourth quarter of 2004 were charges relating to amortization of intangible assets, including those arising from fresh start accounting, accretion of a dividend payable to the preferred stockholders, amortization of stock-based compensation and amortization of the fair value of warrants issued in connection with a lease agreement.

See the attached table for a reconciliation of our non-GAAP results to GAAP results.

Redback Networks will discuss these quarterly results in an investor conference call today at 1:45 p.m. Pacific Time. The conference telephone number is 1-847-619-6368. A live web cast is also available from the investor relations portion of the Redback’s web site, www.redback.com, under Investor Center. A telephone replay of the conference call will be available later in the day. Replay information will be available at 1-630-652-3018, access code: 10555031. Information on these calls and web cast can also be found on the company’s web site.

About Redback Networks Inc.

Redback Networks Inc., a leading provider of next-generation broadband networking equipment, enables carriers and service providers to build third-generation Smart Broadband Networks that can deliver simplified, personalized, portable subscriber services to consumers and businesses. The company’s carrier-class, consumer-scale SmartEdge Router and Service Gateway platforms for Consumer IP combine subscriber management systems and edge routing and, in conjunction with the NetOp™ Element and Policy Manager platform, provide a powerful, flexible infrastructure for managing both subscribers and value-added services.

Founded in 1996 and headquartered in San Jose, Calif., with sales and technical support centers located worldwide, Redback Networks maintains a growing and global customer base of more than 500 carriers and service providers, including major local exchange carriers (LECs), inter-exchange carriers (IXCs), PTTs and service providers. For more information, visit Redback Networks at www.redback.com.

###

REDBACK and SmartEdge are trademarks registered at the U.S. Patent and Trademark Office and in other countries.

Note Regarding Forward Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements that involve a number of risks and uncertainties, the outcome of which could materially and/or adversely affect Redback’s actual future results. All forward-looking statements included in this document are based upon information available as of the date hereof, and Redback assumes no obligation to update these statements. These risks and other risks relating to Redback’s business are set forth in the documents filed by Redback with the Securities and Exchange Commission (SEC), specifically the most recent report on Form 10-K, Form 10-Q, Form 8-K, Redback’s Registration Statement on Form S-3 (File No. 333-114352), and amendments thereto, and the other reports filed from time to time with the SEC.

Non-GAAP Disclosure

To supplement our consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of our current financial performance and our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Successor	Predecessor		Successor	Predecessor
	Three Months Ended					Twelve Months ended
	December 31, 2004	December 31, 2003		January 3 Through December 31, 2004	January 1 Through January 2, 2004	December 31, 2003
Net revenue	$32,082	$28,400		$115,569	$—	$107,483

Cost of revenue, excluding amortization	13,829	13,128		48,932	—	52,017
Amortization	2,725	606		10,909	—	2,238

Total cost of revenue	16,554	13,734		59,841	—	54,255

Gross profit	15,528	14,666		55,728	—	53,228

Operating expenses:
Research and development	12,581	14,726		48,476	—	65,741
Selling, general and administrative	11,262	10,982		41,769	—	47,605
Reorganization items	(1,234)	—		1,553	—	23,494
Amortization of intangible assets	—	—		—	—	166
Stock-based compensation	4,448	99		19,816	—	949

Total operating expenses	27,057	25,807		111,614	—	137,955

Loss from operations	(11,529)	(11,141)		(55,886)	—	(84,727)

Other income (expense), net	(297)	(2,537)		5,027	—	(16,549)
Net gain on discharge of debt	—	—		—	71,164	—
Fresh start adjustments	—	—		—	(218,691)	—
Induced conversion charge	—	—		—	(335,809)	—

Loss before reorganization items	(11,826)	(13,678)		(50,859)	(483,336)	(101,276)
Reorganization items	—	(11,188	)(b)	—	(1,539)	(17,573	)(b)

Net loss before deemed dividend and accretion on preferred stock	(11,826)	(24,866)		(50,859)	(484,875)	(118,849)

Deemed dividend and accretion on preferred stock	(151)	—		(17,265)	—	—

Net loss attributable to common stockholders	$(11,977)	$(24,866)		$(68,124)	$(484,875)	$(118,849)

Net loss attributable to common stockholders per share - basic and diluted	$(0.23)	$(0.14)		$(1.30)	$(2.65)	$(0.65)

Shares used in computing net loss attributable to common stockholders per share (a)	52,978	182,967		52,269	183,009	181,610

(a)	Reflects a change in the capitalization of the Company as a result of the plan of reorganization effective as of January 2, 2004.
(b)	Amount represents professional fees related to the financial restructuring, including the Company Chapter 11 bankruptcy proceedings.

Redback Networks Inc.

Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Successor				Predecessor
	Three Months Ended December 31, 2004				Three Months Ended December 31, 2003
	Non-GAAP (a)	Reconciling Items		GAAP (b)	Non-GAAP (a)		Reconciling Items	GAAP (b)
Net revenue	$32,082	$—		$32,082	$28,400		$—	$28,400

Cost of revenue, excluding amortization	13,829	—		13,829	13,128		—	13,128
Amortization		2,651	(c)	2,651	—		606 (c)	606
	—	74	(e)	74	—		—	—

Total cost of revenue	13,829	2,725		16,554	13,128		606	13,734

Gross profit (loss)	18,253	(2,725)		15,528	15,272		(606)	14,666

Operating expenses:
Research and development	12,283	298	(e)	12,581	14,726		—	14,726
Selling, general and administrative	11,154	108	(e)	11,262	10,982		—	10,982
Reorganization items	(1,234)	—		(1,234)	—			—
Stock-based compensation	—	4,448	(d)	4,448	—		99 (d)	99

Total operating expenses	22,203	4,854		27,057	25,708		99	25,807

Loss from operations	(3,950)	(7,579)		(11,529)	(10,436)		(705)	(11,141)

Other income (expense), net	(297)	—		(297)	(2,537)		—	(2,537)

Net loss before deemed dividend and accretion on preferred stock	(4,247)	(7,579)		(11,826)	(12,973)		(705)	(13,678)

Deemed dividend and accretion on preferred stock	—	(151	)(f)	(151)	—		—	—

Net loss before reorganization items	(4,247)	(7,730)		(11,977)	(12,973)		(705)	(13,678)

Reorganization items	—				(11,188	)(h)	—	(11,188)

Net loss attributable to common stockholders	$(4,247)	$(7,730)		$(11,977)	$(24,161)		$(705)	$(24,866)

Net loss attributable to common stockholders per share - basic and diluted	$(0.08)			$(0.23)	$(0.13)			$(0.14)

Shares used in computing net loss attributable to common stockholders per share (g)	52,978			52,978	182,967			182,967

(a)	Non-GAAP amounts exclude certain reconciling items including amortization of intangible assets, amortization of stock-based compensation, amortization of the fair value of warrants issued in connection with a lease agreement, and accretion of a dividend payable to the preferred stockholders.
(b)	Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).
(c)	Amount represents amortization of intangible assets, including those arising from fresh-start accounting.
(d)	Amount represents amortization of stock-based compensation.
(e)	Amount represents amortization of the fair value of warrants issued in connection with a lease agreement.
(f)	Amount represents accretion of a dividend payable to the preferred stockholders.
(g)	Reflects a change in the capitalization of the Company as a result of the plan of reorganization effective January 2, 2004.
(h)	Amount represents professional fees related to the financial restructuring, including the Company Chapter 11 bankruptcy proceedings.

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of our current financial performance and to help assess our prospects in the future.

Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Successor				Predecessor
	January 3 Through December 31, 2004				Twelve Months Ended December 31, 2003
	Non-GAAP (a)	Reconciling Items		GAAP (b)	Non-GAAP (a)		Reconciling Items		GAAP (b)
Net revenue	$115,569	$—		$115,569	$107,483		$—		$107,483

Cost of revenue, excluding amortization	49,093	10,615	(c)	59,708	54,848		3,762	(c)	58,610
Amortization	—	(163	)(d)	(163)	—		(355	)(d)	(355)
	—	296	(f)	296	—		(4,000	)(k)	(4,000)

Total cost of revenue	49,093	10,748		59,841	54,848		(593)		54,255

Gross profit (loss)	66,476	(10,748)		55,728	52,635		593		53,228

Operating expenses:
Research and development	47,284	1,192	(f)	48,476	65,741		—		65,741
Selling, general and administrative	41,337	432	(f)	41,769	47,605		—		47,605
Reorganization items	1,553	—		1,553	—		—		—
Restructuring charges	—	—		—	—		23,494	(h)	23,494
Amortization of intangible assets	—	—		—	—		166	(c)	166
Stock-based compensation	—	19,816	(e)	19,816	—		949	(e)	949

Total operating expenses	90,174	21,440		111,614	113,346		24,609		137,955

Loss from operations	(23,698)	(32,188)		(55,886)	(60,711)		(24,016)		(84,727)

Other income (expense), net	(1,001)	6,028	(i)	5,027	(16,774)		225	(i,j)	(16,549)

Net loss before deemed dividend and accretion on preferred stock	(24,699)	(26,160)		(50,859)	(77,485)		(23,791)		(101,276)

Deemed dividend and accretion on preferred stock	—	(17,265	)(g)	(17,265)	—		—		—

Net loss before reorganization items	(24,699)	(43,425)		(68,124)	(77,485)		(23,791)		(101,276)

Reorganization items	—				(17,573	)(l)	—		(17,573)

Net loss attributable to common stockholders	$(24,699)	$(43,425)		$(68,124)	$(95,058)		$(23,791)		$(118,849)

Net loss attributable to common stockholders per share - basic and diluted	$(0.47)			$(1.30)	$(0.52)				$(0.65)

Shares used in computing net loss attributable to common stockholders per share (m)	52,269			52,269	181,610				181,610

(a)	Non-GAAP amounts exclude certain reconciling items including amortization of intangible assets, sale of inventory as scrap, amortization of stock-based compensation, amortization of the fair value of warrants issued in connection with a lease agreement, deemed dividend to the preferred stockholders due to a beneficial conversion feature and accretion of a dividend payable to the preferred stockholders, restructuring charges, realized gain and write-off of certain investments and partial recovery on certain investments that had been previously written down, accretion of interest in conjunction with restructuring accruals, reversal of an accrual for an engineering services contract that was cancelled and provision for certain excess and obsolete inventory and the sale of inventory that had been fully reserved in a prior period.
(b)	Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).
(c)	Amount represents amortization of intangible assets, including those arising from fresh-start accounting.
(d)	Amount represents proceeds from sale of inventory as scrap and the sale of inventory that had been fully reserved in a prior period.
(e)	Amount represents amortization of stock-based compensation.
(f)	Amount represents amortization of the fair value of warrants issued in connection with a lease agreement.
(g)	Amount represents a deemed dividend to the preferred stockholders due to a beneficial conversion feature of $16.7M and accretion of a dividend payable to the preferred stockholders of $0.6M.
(h)	Amount represents restructuring charges.
(i)	Amount represents realized gain and write-off of certain investments, and partial recovery on certain investments that had been previously written down.
(j)	Amount represents the accretion of interest in conjunction with restructuring accruals.
(k)	Amount represents the reversal of an accrual for an engineering services contract that was cancelled.
(l)	Amount represents professional fees related to the financial restructuring, including the Company Chapter 11 bankruptcy proceedings.
(m)	Reflects a change in the capitalization of the Company as a result of the plan of reorganization effective January 2, 2004.

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of our current financial performance and to help assess our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(unaudited)

	Successor	Predecessor
	December 31, 2004	December 31, 2003
Assets

Assets:
Cash and cash equivalents	$42,558	$20,519
Restricted cash	—	955

Total cash and cash equivalents and restricted cash	42,558	21,474
Accounts receivable, net	21,892	12,529
Inventories	7,420	6,376
Property and equipment, net	16,583	28,149
Reorganization value in excess of amounts allocable to identifiable assets/goodwill	145,083	431,742
Intangibles, net	66,285	463
Other assets	7,614	8,859

Total assets	$307,435	$509,592

Liabilities and Stockholders’ Equity (Deficit)

Liabilities:
Accounts payable and accrued liabilities	$36,633	$41,860
Deferred revenue	17,546	7,167
Borrowings and capital lease obligations	2,181	335

Total liabilities not subject to compromise	56,360	49,362
Liabilities subject to compromise (1)	—	564,336

Total liabilities	56,360	613,698

Mandatorily redeemable convertible preferred stock and stockholders’ equity (deficit)	251,075	(104,106)

Total liabilities and stockholders’ equity (deficit)	$307,435	$509,592

(1)	Liabilities subject to compromise is net of restricted cash totaling $1.4 million as of December 31, 2003 relating to lease deposits.

Redback Networks Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Successor	Predecessor
	January 3 Through December 31, 2004	January 1 Through January 2, 2004	For twelve months ended December 31, 2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss before deemed dividend and accretion on preferred stock	$(50,858)	$(484,875)	$(118,849)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	22,820	—	35,549
Stock-based compensation	19,817	—	949
Impairment of minority investments	—	—	336
Loss on disposal of property and equipment	—	—	6,785
Gain on sale of equity investment	(6,028)	—	—
Net gain on discharge of debt, fresh-start accounting adjustments, and induced conversion charges	—	483,336	—
Changes in assets and liabilities:
Accounts receivable, net	(7,402)	—	(4,783)
Inventories	(4,300)	—	(113)
Other assets	2,639	—	7,007
Accounts payable and accrued liabilities	(5,002)	1,539	3,599
Deferred revenue	10,379	—	(1,017)
Other long-term liabilities	2,181	—	8,516
Liabilities subject to compromoise	—	—	1,904

Net cash used in operating activities - before reorganization items	(15,754)	—	(60,117)

Reorganization items	—	—	(14,186)

Net cash used in operating activities	(15,754)	—	(74,303)

CASH FLOWS FROM INVESTING ACTIVITIES

Purchases of property and equipment	(2,783)	—	(6,321)
Proceeds from sale of equity investment	6,028	—	—
Sales of short-term investments, net of purchases	—	—	65,543
Change in restricted cash, net	478	—	25,590

Net cash provided by investing activities	3,723	—	84,812

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from issuance of stock and exercise of warrants	34,405	—	553
Repurchases of common stock	—	—	(161)
Principal payments on capital lease obligations and borrowings	(335)	—	(14,409)
Proceeds from bank borrowings, net	—	—	1,000
Proceeds from stockholder notes receivable	—	—	32

Net cash provided by (used in) financing activities	34,070	—	(12,985)

Net increase (decrease) in cash and cash equivalents	22,039	—	(2,476)
Cash and cash equivalents at beginning of period	20,519	20,519	22,995

Cash and Cash equivalents at end of period	$42,558	$20,519	$20,519